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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05769

Invesco High Income Trust II

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco High Income Trust II

Effective December 3, 2012, Invesco Van Kampen High Income Trust II was renamed Invesco High Income Trust II.

NYSE: VLT

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
17 Financial Statements
20 Notes to Financial Statements
26 Financial Highlights
28 Auditor's Report
29 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the reporting period ended February 28, 2013, Invesco High Income Trust II at NAV outperformed the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, mainly due to the Trust’s use of financial leverage in what was generally a rising market.

Performance

Total returns, 2/29/12 to 2/28/13

Trust at NAV	15.74%
Trust at Market Value	15.57
Barclays U.S. Corporate High Yield 2% Issuer Cap Index‚	11.79

Market Price Premium to NAV as of 2/28/13	2.97

Source(s): ‚Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

We seek to provide high current income, consistent with preservation of capital, through a diversified portfolio of high-income producing securities. We invest primarily in debt securities that are determined to be below investment-grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. We principally invest in junk bonds, although we tend to have a lower weighting in the lowest-quality bonds in the asset class. We may invest in convertible bonds, preferred stocks, derivatives and bank loans, but currently we do not expect these instruments to be a substantial part of our portfolio.

Portfolio Composition† By credit quality, based on total investments
A	0.7%
BBB	3.9
BB	34.3
B	45.9
CCC	10.5
Non-rated	4.7

†	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Fixed Income Issuers

1. International Lease Finance Corp.	2.5%
2. Intelsat Jackson Holdings S.A.	2.0
3. First Data Corp.	2.0
4. HCA, Inc.	1.8
5. CIT Group Inc.	1.6

Total Net Assets	$142.2 million

Total Number of Holdings*	420

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

*Excluding money market fund holdings

    The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented by an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis.

    Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment), as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

    Sell decisions are generally based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Presentation of a better relative value opportunity.

Market conditions and your Trust

The high yield market depends heavily on the underlying health of the economy, principally in the US and, secondarily, in Europe. During the reporting period, growth remained slow as deleveraging and caution constrained economic activity and job creation.

    The situation in Europe remained stable in early 2012 as the European Central Bank (ECB) announced new measures to support eurozone economies. However, in May, market volatility spiked, resulting in further action from the ECB in the form of an unlimited commitment to buy sovereign debt through the Outright Monetary Transactions program. The US Federal Reserve (the Fed) enacted its own monetary easing policy through a third round of quantitative easing, under which the Fed committed to purchase mortgage-backed securities in an effort to lower long-term interest rates.

    The high yield market began the fiscal year with solid monthly returns until May, when there was a short-lived sell-off triggered by US economic data, the potential for a “hard landing” in China and height-

2                Invesco High Income Trust II

ened European concerns. The market picked up in June and remained positive through the end of the reporting period as sovereign risks and fears of weaker economic data subsided. High yield securities had a record amount of new issuance in the 2012 calendar year, particularly in the second half, and continued to have a record-breaking January 2013.1

    The majority of new issuance was refinancing, due to reduced volatility and low yields, as well as dividend deals heading into 2013. Technicals were good for most of the reporting period as there was strong investor demand driven by a search for yield, however investor concerns picked up again toward the end of 2012 as a result of the US election and the looming “fiscal cliff” that threatened the economy unless a deal was reached between the White House and Congress. While January was a strong month for high yield flows and performance, the high yield market experienced large outflows in February led by a sell-off of high yield exchange-traded funds.

    Defaults in the high yield bond market remained muted during the reporting period. The par-weighted high yield default rate for the fiscal year was 1.23%, well below the long-term average of 4.01%.1 Very low defaults are to be expected after periods of high defaults and recession.

    The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index also the Trust’s benchmark, generated a positive total return for the fiscal year ended February 28, 2013. Likewise, the Trust generated positive returns for the fiscal year and, at NAV, outperformed its benchmark. At the close of the reporting period, we were underweight the benchmark in lower-rated securities as the risk-return profile was not favorable. We also were underweight higher-rated securities because we saw managers of investment-grade bond funds dip into the highest-rated portion of the high yield market to pick up some yield, resulting in unfavorable relative valuations.

    The Trust generated positive returns on both an absolute and relative basis. Our financial leverage was a significant contributor to the Trust’s performance as it amplified the effects of the market rally. Overall, building materials was the best performing sector in the portfolio, as we benefited from both an overweight allocation and strong issue selection within the sector. Our overweight allocations to property and casualty insurance, wireless, and life insurance along with underweight allocations to media cable and noncable proved to be favorable decisions as well. Additionally, issue selection in the food and beverage and refining sectors contributed to relative performance.

    The main detractor during the reporting period was issue selection in select sectors, specifically technology, transportation and packaging. While our overall sector allocations were strong, our avoidance of the non-captive consumer sector and our overweight exposure to the gaming sector hurt our relative performance as they respectively outperformed and underperformed the broader market.

    During the reporting period, the Trust employed a leverage strategy that involved borrowing money at short-term rates and reinvesting the proceeds in longer-term securities, taking advantage of the difference between longer- and short-term rates and the additional yield received on underlying investments. The low level of short-term interest rates during the reporting period made the Trust’s borrowing activity relatively inexpensive. At the same time, the price of longer-term securities generally rose. As a result, the Trust’s leverage enhanced overall returns and was a meaningful contributor for the reporting period.

    One important factor affecting the performance of the Trust relative to the Barclays U.S. Corporate High Yield 2% Issuer Cap Index was the Trust’s use of financial leverage through the use of bank borrowings. As of the close of the reporting period, leverage accounted for 26% of the Trust’s total assets. We use leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share net asset value and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    As stated earlier, the Trust trades at a market price price that may be at a premium or discount to NAV. The Trust traded at a premium through most of the reporting period, however there were slight discounts in September and December.

    The Trust used derivatives during the reporting period to hedge currency exposure, which had a positive effect on performance.

    At the close of the reporting period, we remained generally positive in our assessment of high yield securities. High yield bonds have historically performed well in low-growth environments, like the one in which we find ourselves today. If and when growth picks up, and interest rates start to rise, the economy will likely be stronger, resulting in high yield issuers being better positioned to service their debt.

    Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1	Source: JP Morgan High-Yield Market Monitor

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report. Trust

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco High Income Trust II. He has been associated with the Invesco or its investment advisory affiliates since 1992 and began managing the Trust in 2010. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco High Income Trust II. He has been associated with the Invesco or its investment advisory affiliates since 2000 and began managing the Trust in 2010. Mr. Roberts earned a BBA in finance from the University of Houston.

3                Invesco High Income Trust II

Supplemental Information

Invesco High Income Trust II’s investment objective is to provide to its shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed income securities.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, non-investment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■

The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	NYSE Symbol	VLT

4                Invesco High Income Trust II

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs

Transaction costs are low because the new shares are bought in blocks and the per share fee is shared among all participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, Rl 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works

If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

Note that the Plan may be amended or supplemented by the Trust at any time upon 30 days’ written notice to Plan participants.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                Invesco High Income Trust II

Schedule of Investments(a)

February 28, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–122.52%
Advertising–0.12%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	$105,000	$106,050
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	65,000	70,038
		176,088

Aerospace & Defense–2.69%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	190,000	198,075
Bombardier Inc. (Canada), Sr. Unsec. Notes,
5.75%, 03/15/22(b)	310,000	316,588
6.13%, 01/15/23(b)	290,000	298,338
7.75%, 03/15/20(b)	605,000	691,212
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	490,000	489,387
GenCorp Inc., Sec. Gtd. Notes, 7.13%, 03/15/21(b)	565,000	590,425
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	230,000	251,850
7.13%, 03/15/21	340,000	372,300
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	475,000	507,062
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	110,000	114,400
		3,829,637

Airlines–2.98%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16(b)(c)	930,000	1,071,825
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	535,106	569,888
Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	720,861	744,740
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	174,025	195,017
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	200,000	200,000
Delta Air Lines Pass Through Trust,
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	175,000	185,063
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	215,000	227,362
UAL Pass Through Trust,Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	412,698	458,352
US Airways Pass Through Trust,
Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	316,528	326,024
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 04/01/26	75,000	83,953

	Principal Amount	Value
Airlines–(continued)
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 04/01/21	$75,000	$83,250
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	90,000	96,525
		4,241,999

Alternative Carriers–1.92%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	530,000	590,950
Level 3 Communications Inc.,
Sr. Unsec. Global Notes, 11.88%, 02/01/19	635,000	738,187
Sr. Unsec. Notes, 8.88%, 06/01/19(b)	290,000	314,650
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 8.13%, 07/01/19	305,000	333,594
8.63%, 07/15/20	165,000	184,388
9.38%, 04/01/19	265,000	298,787
Sr. Unsec. Gtd. Notes, 7.00%, 06/01/20(b)	250,000	263,750
		2,724,306

Apparel Retail–1.46%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	590,000	646,050
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	845,000	910,487
Limited Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	245,000	260,925
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	230,000	261,050
		2,078,512

Apparel, Accessories & Luxury Goods–3.63%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	505,000	547,925
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	1,490,000	1,590,575
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	100,000	108,875
7.63%, 05/15/20	1,690,000	1,848,437
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	115,000	114,138
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	945,000	945,000
		5,154,950

Application Software–0.10%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	135,000	138,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco High Income Trust II

	Principal Amount	Value

Auto Parts & Equipment–0.85%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	$710,000	$763,250
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	190,000	192,850
6.63%, 10/15/22	245,000	251,125
		1,207,225

Automobile Manufacturers–1.22%
Chrysler Group LLC/CG Co-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	1,000,000	1,100,000
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	490,000	629,650
		1,729,650

Biotechnology–0.25%
Grifols Inc. (Spain), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	150,000	165,375
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	170,000	186,575
		351,950

Broadcasting–1.42%
Belo Corp., Sr. Unsec. Deb., 7.25%, 09/15/27	230,000	236,900
Clear Channel Worldwide Holdings Inc.,
Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	150,000	157,125
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	360,000	380,700
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	780,000	809,250
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	125,000	133,125
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	230,000	228,850
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	65,000	66,787
		2,012,737

Building Products–4.75%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	435,000	448,050
Building Materials Corp. of America, Sr. Unsec. Notes, 6.88%, 08/15/18(b)	880,000	943,800
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Notes, 6.25%, 02/01/21(b)	700,000	742,000
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	185,000	207,200
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	1,260,000	1,404,900
10.00%, 12/01/18	660,000	742,500
Ply Gem Industries Inc.,
Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	370,000	402,837
Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	220,000	240,075

	Principal Amount	Value
Building Products–(continued)
USG Corp.,
Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	$555,000	$635,475
Sr. Unsec. Notes, 9.75%, 01/15/18	840,000	992,250
		6,759,087

Cable & Satellite–5.06%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	390,000	390,000
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/22	260,000	275,600
Sr. Unsec. Notes, 5.00%, 03/15/23(b)	895,000	891,644
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	485,000	534,712
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	150,000	171,750
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	2,165,000	2,338,200
7.50%, 04/01/21	265,000	288,850
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	200,000	202,500
Lynx II Corp. (United Kingdom), Sr. Unsec. Notes, 6.38%, 04/15/23(b)	200,000	207,500
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	600,000	633,000
Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes , 10.88%, 07/15/19(b)	350,000	369,250
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	815,000	886,697
		7,189,703

Casinos & Gaming–7.56%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	590,000	635,725
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 10.00%, 12/15/15	130,000	117,650
12.75%, 04/15/18	550,000	415,250
Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	185,000	184,075
9.00%, 02/15/20(b)	370,000	368,150
Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	393,000	363,525
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	410,000	405,388
Caesars Operating Escrow LLC/Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	270,000	268,650
CityCenter Holdings LLC/CityCenter Finance Corp.,
Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	885,000	955,800
Sr. Sec. Gtd. PIK Global Notes, 10.75%, 01/15/17	618,798	685,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco High Income Trust II

	Principal Amount	Value
Casinos & Gaming–(continued)
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	$80,000	$60,800
MCE Finance Ltd. (China), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	200,000	200,500
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	590,000	613,600
8.63%, 02/01/19	110,000	126,775
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	1,115,000	1,229,287
Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	750,000	832,500
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	645,000	685,312
Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.22%, 02/01/14(b)(d)	795,000	797,981
Sr. Sec. Notes, 9.13%, 02/01/15(b)	748,000	750,805
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes, 5.38%, 03/15/22	400,000	419,500
7.75%, 08/15/20	565,000	634,213
		10,750,805

Coal & Consumable Fuels–1.38%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	135,000	145,125
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	790,000	874,925
Peabody Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	585,000	624,487
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	300,000	319,500
		1,964,037

Communications Equipment–1.46%
Avaya Inc.,
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	780,000	748,800
9.00%, 04/01/19(b)	190,000	196,650
Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	265,000	262,019
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	810,000	870,750
		2,078,219

Computer & Electronics Retail–0.71%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	935,000	1,008,631
Computer Storage & Peripherals–0.63%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	815,000	888,350

Construction & Engineering–2.06%
Abengoa Finance S.A.U. (Spain), Sr. Unsec. Gtd. Notes, 8.88%, 11/01/17(b)	350,000	334,899

	Principal Amount	Value
Construction & Engineering–(continued)
Dycom Investments Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	$805,000	$859,337
Sr. Unsec. Gtd. Sub. Notes, 7.13%, 01/15/21(b)	220,000	234,850
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	1,425,000	1,503,375
		2,932,461

Construction & Farm Machinery & Heavy Trucks–2.91%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	525,000	618,844
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	585,000	593,775
Manitowoc Co. Inc. (The),
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	520,000	534,300
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	295,000	334,825
Navistar International Corp.,
Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	392,000	380,240
Sr. Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	1,000,000	947,500
Terex Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	100,000	104,250
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	60,000	63,750
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	515,000	554,912
		4,132,396

Construction Materials–1.71%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	1,010,000	1,100,949
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	1,220,000	1,332,850
		2,433,799

Consumer Finance–1.48%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	980,000	1,190,700
8.00%, 03/15/20	310,000	382,850
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	70,000	74,200
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	405,000	449,044
		2,096,794

Data Processing & Outsourced Services–3.42%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	1,145,000	1,270,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco High Income Trust II

	Principal Amount	Value
Data Processing & Outsourced Services–(continued)
First Data Corp.,
Sec. Gtd. Notes, 8.25%, 01/15/21(b)	$1,265,000	$1,299,787
Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	445,000	469,475
6.75%, 11/01/20(b)	1,000,000	1,030,000
NeuStar Inc., Sr. Unsec. Gtd. Notes, 4.50%, 01/15/23(b)	120,000	116,100
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	220,000	237,325
7.63%, 11/15/20	145,000	158,050
WEX Inc., Sr. Unsec. Gtd. Notes, 4.75%, 02/01/23(b)	290,000	283,113
		4,864,800

Department Stores–0.43%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	640,000	616,000

Distillers & Vintners–0.89%
CEDC Finance Corp. International Inc. (Poland),
Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b)(c)	475,000	325,375
REGS, Sr. Sec. Gtd. Mortgage Euro Notes, 9.13%, 12/01/16(b)(c)	200,000	136,500
Constellation Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	655,000	743,425
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	55,000	60,362
		1,265,662

Diversified Banks–0.53%
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)	300,000	267,000
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	470,000	493,277
		760,277

Diversified Chemicals–0.07%
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	95,000	96,663

Diversified Metals & Mining–0.93%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	550,000	576,125
6.88%, 04/01/22(b)	370,000	396,825
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	295,000	346,786
		1,319,736

Electrical Components & Equipment–0.52%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	315,000	324,450

	Principal Amount	Value
Electrical Components & Equipment–(continued)
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	$390,000	$421,200
		745,650

Electronic Manufacturing Services–0.51%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	705,000	731,438

Environmental & Facilities Services–0.31%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	170,000	173,825
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	255,000	266,475
		440,300

Food Distributors–0.14%
ARAMARK Corp., Sr. Unsec. Notes, 5.75%, 03/15/20(b)	190,000	194,750

Forest Products–0.37%
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global Notes, 6.00%, 01/30/20(f)	10,063	6,340
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	530,000	527,350
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes 6.25%, 10/21/17(b)(c)	60,000	450
		534,140

Gas Utilities–1.25%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	345,000	374,325
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	587,000	597,272
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes, 7.38%, 08/01/21	324,000	353,970
Sr. Unsec. Notes, 7.38%, 03/15/20	420,000	453,600
		1,779,167

Gold–0.21%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	290,000	303,833

Health Care Equipment–0.68%
Biomet Inc.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/20(b)	140,000	149,100
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/20(b)	235,000	242,637
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	75,000	75,000
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	215,000	210,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco High Income Trust II

	Principal Amount	Value
Health Care Equipment–(continued)
Universal Hospital Service Inc., Sr. Sec. Gtd. Notes, 7.63%, 08/15/20(b)	$270,000	$290,925
		967,825

Health Care Facilities–3.28%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	330,000	357,637
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	2,095,000	2,184,037
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	531,000	574,807
7.75%, 09/15/22	171,000	186,390
8.13%, 02/15/20	145,000	159,863
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	500,000	491,250
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Notes, 4.50%, 04/01/21(b)	80,000	79,300
Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	50,000	50,688
Sr. Unsec. Global Notes,
6.75%, 02/01/20	370,000	398,212
8.00%, 08/01/20	170,000	186,363
		4,668,547

Health Care Services–0.36%
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	485,000	517,738

Health Care Technology–0.55%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	710,000	782,775

Homebuilding–3.64%
Beazer Homes USA Inc.,
Sr. Unsec. Gtd. Global Notes, 8.13%, 06/15/16	450,000	490,500
Sr. Unsec. Gtd. Notes, 7.25%, 02/01/23(b)	135,000	137,363
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	565,000	627,150
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	790,000	790,000
Sr. Unsec. Gtd. Notes, 11.88%, 10/15/15	120,000	133,800
7.50%, 05/15/16	170,000	172,338
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	580,000	648,875
Sr. Unsec. Gtd. Notes, 4.75%, 11/15/22(b)	140,000	136,325
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	625,000	695,312
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	220,000	245,300
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	250,000	257,500

	Principal Amount	Value
Homebuilding–(continued)
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	$588,000	$636,510
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	185,000	208,356
		5,179,329

Hotels, Resorts & Cruise Lines–0.59%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	50,000	55,688
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	390,000	401,700
7.25%, 03/15/18	105,000	121,275
7.50%, 10/15/27	220,000	253,000
		831,663

Household Products–1.01%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	485,000	498,944
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes 5.75%, 10/15/20	255,000	263,925
7.13%, 04/15/19	625,000	672,656
		1,435,525

Housewares & Specialties–0.27%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	325,000	329,469
Spectrum Brands Escrow Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/15/20(b)	55,000	58,300
		387,769

Independent Power Producers & Energy Traders–1.66%
AES Corp (The),
Sr. Unsec. Global Notes, 7.38%, 07/01/21	180,000	204,300
Sr. Unsec. Global Notes, 8.00%, 10/15/17	457,000	530,120
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	531,000	577,462
NRG Energy Inc.,
Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	615,000	707,250
Sr. Unsec. Gtd. Notes, 6.63%, 03/15/23(b)	140,000	149,100
Red Oak Power LLC,Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	181,565	198,360
		2,366,592

Industrial Conglomerates–0.19%
Sequa Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/17(b)	270,000	273,375

Industrial Machinery–0.66%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	205,000	213,200
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	55,000	59,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Income Trust II

	Principal Amount	Value
Industrial Machinery–(continued)
SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	$595,000	$669,375
		942,181

Insurance Brokers–0.17%
Hub International Ltd., Sr. Unsec. Gtd. Notes, 8.13%, 10/15/18(b)	225,000	234,563

Internet Software & Services–0.76%
Equinix Inc., Sr. Unsec. Notes, 4.88%, 04/01/20	120,000	120,000
5.38%, 04/01/23	475,000	475,000
7.00%, 07/15/21	445,000	491,725
		1,086,725

Leisure Facilities–0.30%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21	190,000	190,000
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	215,000	230,050
		420,050

Leisure Products–0.62%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	865,000	880,138

Marine–0.30%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	200,000	200,500
Stena AB (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	220,000	220,825
		421,325

Movies & Entertainment–1.77%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	995,000	1,095,744
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	420,000	424,725
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	760,000	818,900
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	155,000	169,725
		2,509,094

Multi-Line Insurance–2.86%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	200,000	265,526
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	290,000	299,664
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	570,000	678,300
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	1,234,000	1,434,525
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	940,000	1,386,107
		4,064,122

	Principal Amount	Value
Office Services & Supplies–0.23%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	$115,000	$124,631
Ricoh USA Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	215,000	208,013
		332,644

Oil & Gas Drilling–0.42%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	63,000	68,985
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	495,000	527,175
		596,160

Oil & Gas Equipment & Services–1.44%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	345,000	370,444
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	370,000	373,700
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	165,000	170,775
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	800,000	820,000
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	290,000	310,934
		2,045,853

Oil & Gas Exploration & Production–8.22%
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	255,000	270,619
6.75%, 11/01/20	195,000	208,650
Chaparral Energy Inc.,
Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	210,000	229,425
8.25%, 09/01/21	620,000	697,500
Sr. Unsec. Gtd. Notes, 7.63%, 11/15/22(b)	485,000	529,862
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	665,000	733,994
Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	475,000	507,656
6.63%, 08/15/20	105,000	115,369
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	600,000	642,000
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/21	170,000	192,313
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	435,000	457,837
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	495,000	470,250
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	290,000	292,900
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	920,000	991,300
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Notes, 5.50%, 01/15/21(b)	130,000	134,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Income Trust II

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	$75,000	$81,750
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	320,000	340,600
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/24	120,000	125,925
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	300,000	329,250
OGX Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes, 8.38%, 04/01/22(b)	400,000	348,091
8.50%, 06/01/18(b)	465,000	423,150
Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/19	455,000	505,050
6.50%, 11/15/20	330,000	369,600
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/23	220,000	228,800
Sr. Unsec. Notes, 5.38%, 10/01/22	390,000	409,500
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	100,000	102,500
5.75%, 06/01/21	655,000	700,850
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	215,000	233,275
6.50%, 01/01/23	160,000	174,000
6.63%, 02/15/19	430,000	463,325
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	355,000	371,863
		11,682,079

Oil & Gas Refining & Marketing–1.19%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	210,000	222,600
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	505,000	508,788
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	165,000	172,425
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	205,000	217,300
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	510,000	571,837
		1,692,950

Oil & Gas Storage & Transportation–4.59%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	250,000	248,750
5.88%, 04/15/21	495,000	528,412
6.13%, 07/15/22	55,000	59,263

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 08/01/23(b)	$165,000	$165,000
6.63%, 10/01/20(b)	170,000	178,925
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	865,000	993,669
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	225,000	234,562
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	630,000	723,712
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	295,000	303,850
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	445,000	462,800
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	240,000	252,900
6.25%, 06/15/22	198,000	212,850
6.50%, 08/15/21	254,000	274,637
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	290,000	315,375
Rockies Express Pipeline LLC, Sr. Unsec. Notes, 6.00%, 01/15/19(b)	65,000	63,863
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	145,000	159,138
6.88%, 02/01/21	860,000	941,700
Sr. Unsec. Gtd. Notes, 5.25%, 05/01/23(b)	10,000	10,300
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	370,000	400,525
		6,530,231

Other Diversified Financial Services–0.75%
Citigroup Inc.,Series A, Jr. Unsec. Sub. Global Notes, 5.95%(e)	710,000	725,975
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	325,000	334,750
		1,060,725

Packaged Foods & Meats–1.33%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	370,000	384,800
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	590,000	644,575
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	420,000	417,900
Wells Enterprises Inc, Sr. Sec. Notes, 6.75%, 02/01/20(b)	425,000	446,250
		1,893,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Income Trust II

	Principal Amount	Value
Paper Packaging–0.33%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	$438,000	$468,660

Paper Products–1.08%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	55,000	58,369
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	440,000	478,500
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	565,000	615,850
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	370,000	377,862
		1,530,581

Personal Products–0.18%
Revlon Consumer Products Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	250,000	249,375

Real Estate Services–0.34%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	445,000	483,938

Regional Banks–2.21%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	155,000	167,787
Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	400,000	433,000
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	900,000	1,012,500
Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	335,000	380,225
Unsec. Sub. Global Notes, 5.13%, 06/15/17	1,155,000	1,155,000
		3,148,512

Research & Consulting Services–0.44%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	580,000	620,600

Semiconductor Equipment–1.73%
Amkor Technology Inc.,
Sr. Unsec. Global Notes, 6.38%, 10/01/22	90,000	89,550
6.63%, 06/01/21	1,005,000	1,017,562
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	475,000	499,938
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	790,000	853,200
		2,460,250

Semiconductors–1.20%
Freescale Semiconductor Inc.,
Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	788,000	870,740
Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	255,000	267,113
10.75%, 08/01/20	64,000	72,000

	Principal Amount	Value
Semiconductors–(continued)
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	$480,000	$490,274
		1,700,127

Specialized Finance–5.72%
Air Lease Corp., Sr. Unsec. Global Notes, 5.63%, 04/01/17	745,000	793,425
Aircastle Ltd.,
Sr. Unsec. Global Notes, 6.25%, 12/01/19	70,000	75,775
Sr. Unsec. Global Notes, 6.75%, 04/15/17	985,000	1,093,350
7.63%, 04/15/20	300,000	346,500
CIT Group Inc.,
Sr. Unsec. Global Notes, 5.00%, 08/15/22	435,000	467,625
5.25%, 03/15/18	1,063,000	1,149,369
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	605,000	662,475
International Lease Finance Corp.,
Sr. Sec. Gtd. Notes, 7.13%, 09/01/18(b)	360,000	422,325
Sr. Unsec. Global Notes, 6.25%, 05/15/19	190,000	208,466
8.75%, 03/15/17	2,207,000	2,608,398
Sr. Unsec. Notes, 8.25%, 12/15/20	245,000	300,125
		8,127,833

Specialized REIT’s–1.10%
Felcor Lodging L.P., Sr. Sec. Gtd. Notes, 5.63%, 03/01/23(b)	130,000	131,950
Host Hotels & Resorts L.P.,
Sr. Unsec. Global Notes, 5.25%, 03/15/22	350,000	389,812
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/01/20	210,000	232,575
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	405,000	439,425
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	330,000	365,063
		1,558,825

Specialty Chemicals–1.58%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	340,000	339,150
PolyOne Corp., Sr. Unsec. Notes, 5.25%, 03/15/23(b)	690,000	700,350
7.38%, 09/15/20	770,000	856,625
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	330,000	350,212
		2,246,337

Specialty Stores–0.50%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	655,000	716,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Income Trust II

	Principal Amount	Value
Steel–1.67%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.75%, 02/25/22	$190,000	$210,042
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(b)	460,000	510,600
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	550,000	591,250
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Notes, 7.38%, 02/01/20(b)	450,000	469,125
United States Steel Corp.,
Sr. Unsec. Global Notes, 7.50%, 03/15/22	310,000	321,625
Sr. Unsec. Notes, 7.00%, 02/01/18	250,000	266,250
		2,368,892

Systems Software–0.17%
Allen Systems Group Inc., Sec. Gtd. Notes, (Acquired 12/16/10-01/06/11; Cost $379,700) 10.50%, 11/15/16(b)	370,000	242,350

Technology Distributors–0.07%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	90,000	95,850

Tires & Rubber–0.41%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	515,000	589,675

Trading Companies & Distributors–0.81%
Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/18	778,000	848,020
United Rentals North America Inc.,
Sr. Sec. Gtd. Global Notes, 5.75%, 07/15/18	55,000	59,538
Sr. Unsec. Global Notes, 8.25%, 02/01/21	220,000	248,050
		1,155,608

Trucking–2.05%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	1,010,000	1,108,475
9.75%, 03/15/20	160,000	185,600
HDTFS Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/15/20(b)	40,000	41,800
6.25%, 10/15/22(b)	70,000	75,600
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/19	470,000	509,950
7.38%, 01/15/21	720,000	796,500
7.50%, 10/15/18	175,000	192,062
		2,909,987

	Principal Amount		Value
Wireless Telecommunication Services–7.16%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		$310,000	$336,350
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		1,475,000	1,515,562
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)		225,000	241,875
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)		230,000	230,987
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20		715,000	754,325
7.88%, 09/01/18		515,000	556,844
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)		330,000	340,725
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28		1,165,000	1,183,931
6.90%, 05/01/19		780,000	853,125
Sprint Nextel Corp.,
Sr. Unsec. Global Notes, 6.00%, 11/15/22		425,000	432,437
7.00%, 08/15/20		130,000	142,188
11.50%, 11/15/21		165,000	228,525
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)		445,000	522,319
9.00%, 11/15/18(b)		430,000	535,350
Sr. Unsec. Notes, 8.38%, 08/15/17		30,000	35,025
VimpelCom (Russia), Unsec. Loan Participation Notes, 6.49%, 02/02/16(b)		400,000	428,560
7.75%, 02/02/21(b)		400,000	452,800
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)		800,000	828,000
11.75%, 07/15/17(b)		520,000	552,500
			10,171,428
Total U.S. Dollar Denominated Bonds and Notes (Cost $164,067,252)			174,180,527

Non-U.S. Dollar Denominated Bonds & Notes–7.05%(g)
Apparel, Accessories & Luxury Goods–0.29%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	300,000	416,160

Broadcasting–0.65%
Central European Media Enterprises Ltd. (Czech Republic),REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	390,000	538,462
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	210,000	300,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Income Trust II

	Principal Amount		Value
Broadcasting–(continued)
Polish Television Holding B.V. (Poland), Sr. Sec. Notes, 11.25%, 05/15/17(b)(h)	EUR	60,000	$84,995
			924,365

Cable & Satellite–0.23%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	235,000	323,691

Casinos & Gaming–1.74%
Codere Finance Luxembourg S.A. (Spain),
Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	420,000	435,940
REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	450,000	467,078
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	375,000	617,148
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	545,000	554,990
Spie BondCo 3 SCA, (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	270,000	394,813
			2,469,969

Construction Materials–0.10%
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(b)	EUR	100,000	137,578

Distillers & Vintners–0.14%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 8.88%, 12/01/16(b)(c)	EUR	230,000	204,946

Electric Utilities–0.25%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	230,000	348,864

Food Distributors–0.35%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	325,000	504,052

Food Retail–0.38%
R&R Ice Cream PLC (United Kingdom), Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	385,000	547,644

Health Care Technology–0.34%
Cegedim S.A. (France), Sr. Unsec. Euro Bonds, 7.00%, 07/27/15	EUR	350,000	482,664

Investment Banking & Brokerage–0.37%
Boparan Finance PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	360,000	527,593

	Principal Amount		Value
Leisure Facilities–0.54%
Cirsa Funding Luxembourg S.A. (Spain),
Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	275,000	$353,654
REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	325,000	417,955
			771,609

Metal & Glass Containers–0.19%
Greif Luxembourg Finance SCA, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(b)	EUR	180,000	265,559

Multi-Sector Holdings–0.37%
KM Germany Holdings GmbH (Germany), Sr. Sec. Gtd. Notes, 8.75%, 12/15/20(b)	EUR	265,000	370,272
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	100,000	158,506
			528,778

Other Diversified Financial Services–0.77%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	300,000	502,250
Numericable Finance & Co. SCA (Luxembourg), REGS, Sr. Sec. Euro Notes, 12.38%, 02/15/19(b)	EUR	105,000	163,478
TVN Finance Corp II AB (Poland), Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	295,000	424,630
			1,090,358

Wireless Telecommunication Services–0.34%
Matterhorn Mobile Holdings S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.25%, 02/15/20(b)	EUR	165,000	235,350
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	175,000	242,189
			477,539
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,115,534)			10,021,369

	Shares
Preferred Stocks–3.12%
Automobile Manufacturers–0.18%
General Motors Co., Series B, $2.38 Conv. Pfd.		6,330	264,404

Consumer Finance–0.54%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		795	773,560

Diversified Banks–0.34%
Royal Bank of Scotland PLC (The), (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.		19,270	482,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Income Trust II

	Shares	Value
Industrial REIT’s–0.12%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	6,210	$167,173

Multi-Line Insurance–0.73%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	34,920	1,033,283

Regional Banks–1.12%
Zions Bancorp., Series C, 9.50% Pfd.	61,405	1,587,319

Tires & Rubber–0.09%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	2,715	123,098
Total Preferred Stocks (Cost $4,055,358)		4,430,973

Common Stocks & Other Equity Interests–0.39%
Apparel, Accessories & Luxury Goods–0.00%
Hosiery Corp. of America, Inc.–Class A(i)	1,000	0

Automobile Manufacturers–0.28%
General Motors Co.(i)(j)	6,663	180,900
General Motors Co.–Wts. expiring 07/10/16(i)(j)	6,057	108,784

	Shares	Value
Automobile Manufacturers–(continued)
General Motors Co.–Wts. expiring 07/10/19(i)(j)	6,057	$68,444
Motors Liquidation Co. GUC Trust(i)	1,673	38,688
		396,816

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(f)(i)	9,308	2,327

Paper Products–0.11%
NewPage Holdings Inc.(k)	1,840	156,400
Total Common Stocks & Other Equity Interests (Cost $972,232)		555,543

Money Market Funds–0.99%
Liquid Assets Portfolio–Institutional Class(l)	706,326	706,326
Premier Portfolio–Institutional Class(l)	706,325	706,325
Total Money Market Funds (Cost $1,412,651)		1,412,651
TOTAL INVESTMENTS–134.07% (Cost $180,623,027)		190,601,063
OTHER ASSETS LESS LIABILITIES–(34.07)%		(48,440,428)
NET ASSETS–100.00%		$142,160,635

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Paid In Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $65,259,709, which represented 46.04% of the Trust’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $1,739,096, which represented 1.22% of the Trust’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Perpetual bond with no specified maturity date.
(f)	Acquired as part of the Sino-Forest Corp. reorganization.
(g)	Foreign denominated security. Principal amount is denominated in currency indicated.
(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Non-income producing security.
(j)	Acquired as part of the General Motors reorganization.
(k)	Non-income producing security as part of the NewPage Corp. bankruptcy reorganization.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Income Trust II

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $179,210,376)	$189,188,412
Investments in affiliated money market funds, at value and cost	1,412,651
Total investments, at value (Cost $180,623,027)	190,601,063
Foreign currencies, at value (Cost $14,567)	14,460
Cash	8,083
Receivable for:
Investments sold	251,895
Dividends and interest	3,541,248
Foreign currency contracts outstanding	288,275
Investment for trustee deferred compensation and retirement plans	6,650
Total assets	194,711,674

Liabilities:
Payable for:
Investments purchased	1,731,575
Dividends	34,971
Loan outstanding	50,550,000
Accrued fees to affiliates	32,710
Accrued trustees’ and officers’ fees and benefits	1,299
Accrued other operating expenses	109,239
Trustee deferred compensation and retirement plans	10,036
Accrued interest expense and line of credit fees	81,209
Total liabilities	52,551,039
Net assets applicable to shares outstanding	$142,160,635

Net assets consist of:
Shares of beneficial interest	$158,950,191
Undistributed net investment income	(195,116)
Undistributed net realized gain (loss)	(26,857,063)
Unrealized appreciation	10,262,623
$142,160,635

Shares outstanding, no par value, with an unlimited number of shares authorized:
Outstanding	8,118,429
Net asset value per share	$17.51
Market value per share	$18.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Income Trust II

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest (net of foreign withholding taxes of $ 579)	$9,530,313
Dividends	247,503
Dividends from affiliated money market funds	2,531
Total investment income	9,780,347

Expenses:
Advisory fees	969,980
Administrative services fees	50,000
Custodian fees	15,350
Interest, facilities and maintenance fees	471,522
Transfer agent fees	31,297
Trustees’ and officers’ fees and benefits	12,123
Professional services fees	166,824
Other	140,261
Total expenses	1,857,357
Less: Fees waived	(162,802)
Net expenses	1,694,555
Net investment income	8,085,792

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,804,850
Foreign currencies	5,623
Foreign currency contracts	(363,634)
2,446,839
Change in net unrealized appreciation (depreciation) of:
Investment securities	4,921,838
Foreign currencies	(8,123)
Foreign currency contracts	380,331
5,294,046
Net realized and unrealized gain	7,740,885
Net increase in net assets resulting from operations	$15,826,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Income Trust II

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$8,085,792	$5,167,761
Net realized gain	2,446,839	2,278,164
Change in net unrealized appreciation (depreciation)	5,294,046	(3,153,749)
Net increase in net assets resulting from operations	15,826,677	4,292,176
Distributions to common shareholders from net investment income	(8,274,531)	(5,248,209)
Increase from transactions in common shares of beneficial interest	72,853,390	—
Net increase (decrease) in net assets	80,405,536	(956,033)

Net assets:
Beginning of year	61,755,099	62,711,132
End of year (includes undistributed net investment income of $(195,116) and $(104,254), respectively)	$142,160,635	$61,755,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Income Trust II

Statement of Cash Flows

For the year ended February 28, 2013

Cash provided by operating activities:
Net increase in net assets resulting from operations	$15,826,677

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by operating activities:
Cash acquired from reorganization*	3,200,251
Purchases of investments	(79,226,797)
Proceeds from sales of investments	78,676,405
Amortization of premium	294,111
Accretion of discount	(248,117)
Net change in foreign currency contracts	(351,842)
Increase in receivables and other assets	156,831
Decrease in accrued expenses and other payables	(1,593,373)
Net realized gain from investment securities	(2,804,850)
Net change in unrealized appreciation on investment securities	(4,921,838)
Net cash provided by operating activities	9,007,458

Cash provided by (used in) financing activities:
Dividends paid to shareholders from net investment income	(8,263,639)
Repayment from loans outstanding	(850,000)
Increase in payable for amount due custodian	219,198
Net cash provided by (used in) financing activities	(8,894,441)
Net increase in cash and cash equivalents	113,017
Cash at beginning of period	1,561,537
Cash at end of period	$1,674,554

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$444,506

*	During the year ended February 28, 2013, net assets of $72,853,390 were acquired in the reorganization of Invesco High Yield Investments Fund, Inc. into the Trust (see Note 10) including $3,200,251 in cash, $1,950,046 in receivables and other assets, $1,661,966 of accrued expenses and other payables.

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco High Income Trust II, formerly Invesco Van Kampen High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Prior to August 27, 2012, the Trust was organized as a Massachusetts business trust.

The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by

20                         Invesco High Income Trust II

an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

21                         Invesco High Income Trust II

G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Trust may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Trust may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

Effective August 27, 2012, the Adviser has contractually agreed, through at least August 31, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.10%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on August 31, 2014. For the period March 1, 2012 through June 30, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust expenses to 2.02%.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $162,802.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2013, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

22                         Invesco High Income Trust II

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,428,192	$970,975	$0	$6,399,167
Corporate Debt Securities	—	174,180,527	—	174,180,527
Foreign Debt Securities	—	10,021,369	—	10,021,369
	$5,428,192	$185,172,871	$0	$190,601,063
Foreign Currency Contracts*	—	288,275	—	288,275
Total Investments	$5,428,192	$185,461,146	$0	$190,889,338

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$288,275	$

(a)	Value is disclosed as foreign currency contracts outstanding on the Statement of Assets & Liabilities.

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(363,634)
Change in Unrealized Appreciation
Currency risk	$380,331
Total	$16,697

*	The average notional value of foreign currency contracts outstanding during the period was $7,136,240.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
05/08/13	RBC Capital Markets Corp.	EUR	6,243,000	USD	8,450,525	$8,155,575	$294,950

Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/08/13	RBC Capital Markets Corp.	USD	1,055,678	EUR	803,000	$1,049,003	$(6,675)
Total open foreign currency contracts							$288,275

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

23                         Invesco High Income Trust II

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.

During the year ended February 28, 2013, the Trust paid legal fees of $65,867 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is of counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 6—Cash Balances and Borrowings

Effective August 27, 2012, the Trust entered into a $65 million Credit Agreement which will expire on August 26, 2013. This Credit Agreement is secured by the assets on the Trust. Prior to August 27, 2012, the Trust had entered into a $30 million Credit Agreement to redeem and retire its preferred shares.

During the year ended February 28, 2013, the average daily balance of borrowing under the Credit Agreement was $37,047,397 with a weighted interest rate of 0.56%. Expenses under the Credit Agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$8,274,531	$5,248,209

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$194,291
Net unrealized appreciation — investments	9,597,411
Net unrealized appreciation (depreciation) — other investments	(3,688)
Temporary book/tax differences	(9,170)
Capital loss carryforward	(26,568,400)
Shares of beneficial interest	158,950,191
Total net assets	$142,160,635

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust utilized $2,564,448 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$3,284,174	$—	$3,284,174
February 29, 2016	15,554,271	—	15,554,271
February 28, 2017	7,729,955	—	7,729,955
	$26,568,400	$—	$26,568,400

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of August 27, 2012, the date of reorganization of Invesco High Yield Investments Fund, Inc. into the Trust, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

24                         Invesco High Income Trust II

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2013 was $80,064,961 and $53,538,747, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,248,285
Aggregate unrealized (depreciation) of investment securities	(1,650,874)
Net unrealized appreciation of investment securities	$9,597,411

Cost of investments for tax purposes is $181,003,652.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on February 28, 2013, undistributed net investment income (loss) was increased by $367,559, undistributed net realized gain (loss) was increased by $21,906,377 and shares of beneficial interest was decreased by $22,273,936.

Further as a result of tax deferrals acquired in the reorganization of Invesco High Yield Investments Fund, Inc., undistributed net investment income (loss) was decreased by $269,682, undistributed net realized gain (loss) was decreased by $19,130,265 and shares of beneficial interest was increased by $19,399,947. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year Ended
	February 28, 2013	February 29, 2012
Beginning shares	3,770,265	3,770,265
Shares issued in connection with acquisitions(a)	4,348,164	—
Ending shares	$8,118,429	$3,770,265

(a)	As of the opening of business on August 27, 2012, Invesco High Yield Investments, Inc. (the “Target Trust”) merged with and into the Trust pursuant to a plan of reorganization approved by the Trustees of the Trust on November 28, 2011 and by the shareholders of the Target Trust on August 14, 2012. The reorganization was accomplished by a tax-free exchange of 4,348,164 shares of the Trust for 11,653,080 shares outstanding of the Target Trust as of the close of business on August 27, 2012. Each class of the Target Trust was exchanged for the like class of shares of the Trust, based on the relative net asset value of the Target Trust to the net asset value of the Trust at the close of business on August 27, 2012. The Target Trust’s net assets as of the close of business on August 27, 2012 of $72,853,390, including $2,915,525 of unrealized appreciation, were combined with those of the Trust. The net assets of the Trust immediately before the reorganization were $63,153,220, and $136,006,610 immediately after the reorganization.
The pro forma results of operations for the six months ended August 31, 2012 assuming the reorganization had been completed on March 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$11,196,842
Net realized/unrealized gains	9,049,374
Change in net assets resulting from operations	$20,246,216

The combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Trust that have been included in the Trust’s Statement of Operations since August 27, 2012.

The Board of Trustees have approved share repurchases whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Dividends

The Trust declared the following dividends to shareholders from net investment income subsequent to February 28, 2013:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2013	$0.116	March 11, 2013	March 28, 2013
April 1, 2013	$0.116	April 11, 2013	April 30, 2013

25                         Invesco High Income Trust II

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year ended February 28,		Year ended February 29,	Two months ended February 28,		Years ended December 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$16.38		$16.63	$16.16		$15.38		$10.45		$20.40
Net investment income(a)	1.35		1.37	0.24		1.61		1.83		2.45
Net gains (losses) on securities (both realized and unrealized)	1.17		(0.23)	0.46		0.73		4.93		(9.90)
Distributions paid to preferred shareholders from net investment income	—		—	—		(0.01)		(0.42)		(1.00)
Total from investment operations	2.52		1.14	0.70		2.33		6.34		(8.45)
Less dividends from net investment income	(1.39)		(1.39)	(0.23)		(1.55)		(1.41)		(1.50)
Net asset value, end of period	$17.51		$16.38	$16.63		$16.16		$15.38		$10.45
Market value, end of period	$18.03		$16.89	$16.52		$16.02		$14.48		$8.90
Total return at net asset value(b)	15.74%		7.26%	4.37%		15.55%		—		—
Total return at market value(c)	15.57%		11.33%	4.59%		21.67%		83.40%		(45.03)%
Net assets end of period (000’s omitted)	$142,161		$61,755	$62,711		$60,916		$57,997		39,414
Portfolio turnover rate(d)	58%		60%	18%		135%		58%		46%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.67	%(f)	2.38%	2.44	%(g)	2.57	%(e)	2.31	%(e)	1.94	%(e)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(h)	1.20	%(f)	1.95%	1.71	%(g)	1.74	%(e)
Without fee waivers and/or expense reimbursements	1.83	%(f)	2.38%	2.44	%(g)	2.61	%(e)	2.40	%(e)	2.04	%(e)
Ratio of net investment income before preferred share dividends	7.96	%(f)	8.69%	8.93	%(g)	10.34%		14.13%		14.65%
Preferred share dividends	—		—	—		(0.03)%		—		—
Ratio of net investment income after preferred share dividends	7.96	%(f)	8.69%	8.93	%(g)	10.31%		10.90%		8.56%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	N/A		N/A	N/A		N/A		$4,400	(i)	$32,400	(i)
Asset coverage per $1,000 unit of senior indebtedness(j)	$3,812		$3,628	$3,412
Asset coverage per preferred share(k)	N/A		N/A	N/A		N/A		$354,600		$55,444
Liquidating preference per preferred share	N/A		N/A	N/A		N/A		$25,000		$25,000
Total borrowings (000’s omitted)	$50,550		$23,500	$26,000		$26,000		$28,000		N/A

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2013, the portfolio turnover calculation excludes the value of securities purchases of $94,353,288 and sold of $25,036,644 in the effort to realign the Trust’s portfolio holdings after the reorganization of Invesco High Yield Investments Fund, Inc. into the Trust.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are based on average daily net assets (000’s omitted) of $101,519.
(g)	Annualized.
(h)	For the years ended December 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(i)	Total shares outstanding for the years ended December 31, 2009 and 2008 were 176 and 1,296, respectively.
(j)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(k)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
N/A	= Not applicable

26                         Invesco High Income Trust II

NOTE 13—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint was filed on behalf of Invesco Advantage Municipal Income Trust II; Invesco Municipal Opportunity Trust; Invesco Municipal Trust; Invesco High Income Trust II; Invesco Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”). The Plaintiffs alleged that Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which they alleged were trading at a discount from market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemptions of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and were improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters with the assistance of independent counsel. After reviewing the findings of the SLC and a vote by Independent Trustees, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. The Trust has accrued $40,219 in expenses relating to these matters during the year ended February 28, 2013.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will not have a material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

27                         Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco High Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco High Income Trust II (formerly known as Invesco Van Kampen High Income Trust II; hereafter referred to as the “Trust”) at February 28, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

28                         Invesco High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	2.95%
Corporate Dividends Received Deduction*	2.83%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

29                         Invesco High Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. Since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1989	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	137	Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy; Trustee/Managing General Partner of funds in the Fund Complex
Independent Trustees
David C. Arch — 1945 Trustee	1989	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago
[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures
Hugo F. Sonnenschein — 1940 Trustee	1994	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977)	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, The Invesco Van Kampen Closed-End Funds	N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco High Income Trust II

Correspondence information

Send general correspondence to Computershare, P.O. Box 43078, Providence, Rl 02940-3078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms
N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-05769 VK-CE-HINC2-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$59,875	N/A	$36,300	N/A
Audit-Related Fees(2)	$6,000	0%	$0	0%
Tax Fees(3)	$9,900	0%	$6,500	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$75,775	0%	$42,800	0%

PWC billed the Registrant aggregate non-audit fees of $15,900 for the fiscal year ended February 28, 2013, and $6,500 for the fiscal year ended February 29, 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed related to fund mergers.
(3)	Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2013, and $0 for the fiscal year ended February 29, 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2.	PROXY POLICIES AND PROCEDURES – RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

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commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

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•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

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VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are often difficult to assess. Analyzing the costs and economic benefits of these proposals is generally highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco generally abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature. However, there are instances when the costs and economic benefits of these proposals can be more readily assessed, in which case, Invesco votes such proposals on a case-by-case basis.

VIII.	Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

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“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2013:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco High Income Trust II
Darren Hughes	None	N/A	$500,001-$1,000,000
Scott Roberts	None	N/A	$500,001-$1,000,000

[1]

This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

[2]

This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2013:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco High Income Trust II
Darren Hughes	9	$4,016.6	None	None	None	None
Scott Roberts	9	$4,016.6	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

[4]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco [6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

Invesco- Invesco Real Estate 6,[7] Invesco Senior Secured 6,[8]	Not applicable

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income Trust II

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.